MERRILL LYNCH
AMERICAS INCOME
FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Merrill Lynch Americas Income Fund, Inc., June 30, 2000



DEAR SHAREHOLDER

Latin American bonds have continued to show remarkable resilience to rising global interest rates and widening spreads in the US high-yield sector as credit concerns have been diminishing in Latin America. Latin American dollar-denominated bonds returned +4.28% in the first half of 2000, as measured by the unmanaged benchmark JP Morgan Emerging Markets Bond (EMBI) Latin Index. For the six months ended June 30, 2000, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.53%, +3.13%, +3.10% and +3.40%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's largest country allocation was Brazil, with 33.2% of net assets, followed by Mexico (26.3%) and Argentina (26.1%).

We believe the macroeconomic environment in Latin America is currently the brightest since 1997. Inflation has been declining. Latin American countries continue to pursue fiscally conservative policies, and exports and foreign direct investment inflows are strong, alleviating foreign financing requirements. In terms of individual countries, Brazil's fiscal performance is substantially ahead of its International Monetary Fund (IMF) guidelines in the first half of the year. Its broadest inflation gauge ended 1999 at 8.9% for a year-on-year basis, and by June it declined to 6.5%.

Mexico is experiencing a dynamic and healthy economic expansion. The economy expanded at a 7.9% annual rate in the first quarter of 2000, continuing the 5.2% rebound in 1999. Inflation reached 9.4% on a 12-month basis in June this year, against 12.3% in December 1999, and fiscal accounts appear to be firmly under control. Fears of a disruptive presidential election depressed the Mexican peso and caused a rise in local interest rates, but after the peaceful and unprecedented victory of the opposition candidate Vicente Fox on July 20, 2000, those price movements proved temporary. Reaffirming the incumbent government's commitment to a smooth presidential term, new details of Mexico's 2000 - 2001 financial program were disclosed, including international credit lines for $26.5 billion, reduction in public foreign debt and its servicing cost of $6.7 billion and $785 million, respectively, and a precautionary financing arrangement with the IMF. This year, Moody's Investors Service awarded Mexico an investment-grade rating in March, and Standard & Poor's may take similar action in the future.

Venezuela's economic recovery has been thwarted by the lengthy political reform, several elections, deep private sector suspicions on the future course of economic policy and by capital flight. However, the sharp oil price increases during last year, and an overall fiscally conservative stance of the new Chavez administration, has resulted in lower-than-expected fiscal deficits, and it has eliminated any external borrowing needs in the short term. Argentina is where credit concerns continue to be present, because of its large borrowing needs and lackluster economic activity that is keeping fiscal revenues from growing at the pace required to reduce the stubborn fiscal deficit. The government fiscal initiatives have failed thus far to redress the fiscal imbalance, and have engendered criticism because of their contractionary effect. Still, the government holds a substantial reservoir of political goodwill, and its capacity and commitment to see this situation through cannot be underestimated.

Going forward, emerging markets' returns will likely continue to be influenced by the course of US interest rates. Although higher US and international interest rates have not slowed emerging markets' economic recovery thus far, they may in the future, and they may limit these economies' access to international capital markets. However, the cost of foreign borrowing is dictated to a large extent by credit spreads, which could be contracting during the year, potentially cushioning or offsetting the rise in US interest rates. Other dimensions of the external environment have been turning more favorable. The pick-up in economic activity in non-Japan Asia and in Europe has provided support to commodity prices and underpins stronger demand for emerging market exports. Individual country risks, always present in this asset class, seemed to have abated in the short term, although in Argentina we remain concerned about the new presidential administration's ability to reduce the fiscal deficit and potential deterioration of its credit ratios.

The spread of emerging markets debt against US Treasury issues is conventionally measured in terms of "stripped spreads" (stripping the yield of US Treasury securities imbedded in some of the Brady bonds). This stripped spread is currently at 800 basis points (8.00%), while the cash flow spread, which is more pertinent to investors because it is the spread over Treasury issues that investors realize on their investment, is 520 basis points. In the meantime, the Fund's net asset value gains, if any, are likely to be modest, with most of the return coming from coupons or monthly distributions.

Portfolio Matters
In terms of portfolio allocations, we continued to be fully invested and overweighted in Mexico and Brazil. We also favored Venezuela in relative terms, because of the strength in oil prices and the expectation that the reform of its institutional framework will prove of long-term benefit. We continue to underweight Argentina, as we monitor progress on the issues described above.

In Conclusion
We appreciate your ongoing investment in Merrill Lynch Americas
Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager



August 8, 2000



On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, whereby the Fund would acquire substantially all the assets and liabilities of Worldwide DollarVest Fund, Inc. in exchange for newly issued shares of the Fund. Both entities have a similar investment objective. Worldwide DollarVest Fund, Inc. is a non-diversified, closed-end management investment company and is managed by Fund Asset Management, L.P.

Subject to shareholder approval, Merrill Lynch Americas Income Fund, Inc. will change its name to Merrill Lynch Emerging Market Debt Fund, Inc. In addition, the Fund will revise its investment objective to allow it to seek high current income with a secondary objective of capital appreciation by investing in debt obligations of issuers located in emerging market countries. The Fund also will seek to eliminate its concentration in the financial services industry.




Merrill Lynch Americas Income Fund, Inc., June 30, 2000


PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                        +17.23%        +12.54%
Five Years Ended 6/30/00                  + 5.66         + 4.81
Inception (10/21/94) through 6/30/00      + 5.34         + 4.59

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/00                        +16.33%        +12.33%
Five Years Ended 6/30/00                  + 4.92         + 4.92
Inception (8/27/93) through 6/30/00       + 3.65         + 3.65

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                         16.08%         15.08%
Five Years Ended 6/30/00                    4.88           4.88
Inception (10/21/94) through 6/30/00        4.42           4.42

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                        +16.97%        +12.29%
Five Years Ended 6/30/00                  + 5.44         + 4.59
Inception (8/27/93) through 6/30/00       + 4.17         + 3.55

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                          6 Month         12 Month     Since Inception     Standardized
As of June 30, 2000                                     Total Return    Total Return     Total Return      30-Day Yield
ML Americas Income Fund Class A Shares                     +3.53%          +17.23%          +34.50%            8.87%
ML Americas Income Fund Class B Shares                     +3.13           +16.33           +27.82             8.45
ML Americas Income Fund Class C Shares                     +3.10           +16.08           +27.94             8.41
ML Americas Income Fund Class D Shares                     +3.40           +16.97           +32.26             8.63

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total reinvestment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 The Fund's since inception periods are from 10/21/94 for Class A &
 Class C Shares and from 8/27/93 for Class B & Class D Shares.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                                                                 Interest    Maturity              Percent of
COUNTRY       Industry             Face Amount               Bonds                 Rate        Date        Value   Net Assets
Argentina     Industrials        US$ 1,300,000  Perez Companc SA                   8.125%   7/15/2007   $  1,088,113     4.0%

              Sovereign                600,000  Republic of Argentina             11.75     6/15/2015        543,000     2.0
              Government               300,000  Republic of Argentina             11.375    1/30/2017        268,500     1.0
              Obligations            1,000,000  Republic of Argentina              9.75     9/19/2027        775,000     2.8
                                                                                                        ------------   ------
                                                                                                           1,586,500     5.8

              Telecommunications     1,500,000  Movicom (a)                        9.25     5/08/2008      1,327,500     4.8
              Equipment

                                                Total Bonds in Argentina (Cost--$4,145,146)                4,002,113    14.6


Brazil        Media--                1,450,000  Globo Comunicacoes e
              Communications                    Participacoes, Ltd.               10.50    12/20/2006      1,255,628     4.6

              Metals                 1,450,000  CSN Iron SA                        9.125    6/01/2007      1,194,699     4.3

              Sovereign                650,000  Republic of Brazil                10.125    5/15/2027        511,875     1.8
              Government
              Obligations

              Transportation         1,650,000  MRS Logistica SA (a)              10.625    8/15/2005      1,295,250     4.7

              Utilities--Electric    1,300,000  Companie Paranaense de Energia     9.75     5/02/2005      1,280,500     4.7

                                                Total Bonds in Brazil
                                                (Cost--$5,140,600)                                         5,537,952    20.1


Merrill Lynch Americas Income Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                                                                 Interest    Maturity              Percent of
COUNTRY       Industry             Face Amount               Bonds                 Rate        Date        Value   Net Assets
Mexico        Industrials        US$ 1,100,000  Petroleos Mexicanos                9.50 %   9/15/2027   $  1,061,500     3.9%

              Packaging              1,500,000  Vicap SA                          11.375    5/15/2007      1,380,000     5.0

              Paper                  1,250,000  Grupo Industrial Durango (a)      12.625    8/01/2003      1,250,000     4.5

              Sovereign              1,150,000  United Mexican States              8.625    3/12/2008      1,112,625     4.1
              Government
              Obligations

              Telephone Networks     1,400,000  Alestra SA                        12.625    5/15/2009      1,265,250     4.6

                                                Total Bonds in Mexico
                                                (Cost--$6,307,375)                                         6,069,375    22.1


Panama        Sovereign                505,000  Republic of Panama                 8.875    9/30/2027        425,463     1.5
              Government
              Obligations
                                                Total Bonds in Panama
                                                (Cost--$459,550)                                             425,463     1.5


Venezuela     Sovereign                450,000  Republic of Venezuela              9.25     9/15/2027        296,438     1.1
              Government
              Obligations
                                                Total Bonds in Venezuela
                                                (Cost--$296,775)                                             296,438     1.1

                                                Total Investments in Bonds
                                                (Cost--$16,349,446)                                       16,331,341    59.4


                                                         Brady Bonds*

Argentina     Sovereign                720,000  Republic of Argentina (b)          7.375    3/31/2005        657,000     2.4
              Government             1,450,000  Republic of Argentina              6.00     3/31/2023        962,437     3.5
              Obligations            1,410,000  Republic of Argentina,
                                                Discount (b)                       7.875    3/31/2023      1,135,050     4.1

                                                Total Brady Bonds in
                                                Argentina (Cost--$2,781,470)                               2,754,487    10.0


Brazil        Sovereign              1,169,840  Republic of Brazil 'C'             8.00     4/15/2014        861,294     3.1
              Government             1,325,000  Republic of Brazil DCB (b)         7.438    4/15/2012        977,903     3.6
              Obligations            1,100,000  Republic of Brazil,
                                                Discount (b)                       7.375    4/15/2024        869,000     3.2
                                       575,000  Republic of Brazil NMB (b)         7.438    4/15/2009        480,125     1.7

                                                Total Brady Bonds in Brazil (Cost--$2,778,948)             3,188,322    11.6


Mexico        Sovereign              1,100,000  United Mexican States 'W-A'        6.25    12/31/2019        918,500     3.3
              Government
              Obligations
                                                Total Brady Bonds in Mexico (Cost--$809,989)                 918,500     3.3


Panama        Sovereign                300,000  Republic of Panama, Interest
              Government                        Reduction Bonds (b)                4.25     7/17/2014        239,178     0.9
              Obligations
                                                Total Brady Bonds in Panama
                                                (Cost--$226,483)                                             239,178     0.9


Peru          Sovereign                620,000  Republic of Peru, Front-Loaded
              Government                        Interest Rate Reduction
              Obligations                       Bonds (b)                          3.75     3/07/2017        373,550     1.4
                                       800,000  Republic of Peru, Past Due
                                                Interest (b)                       4.50     3/07/2017        534,000     1.9

                                                Total Brady Bonds in Peru
                                                (Cost--$821,239)                                             907,550     3.3


Venezuela     Sovereign              1,250,000  Republic of Venezuela DCB (b)      7.875   12/18/2007      1,020,312     3.7
              Government               333,330  Republic of Venezuela, Front-
              Obligations                       Loaded Interest Rate Reduction
                                                Bonds 'A' (b)                      7.438    3/31/2007        272,497     1.0
                                       499,995  Republic of Venezuela, Front-
                                                Loaded Interest Rate Reduction
                                                Bonds 'B' (b)                      7.438    3/31/2007        408,746     1.5
                                       775,000  Republic of Venezuela 'W-A'        6.75     3/31/2020        538,625     2.0

                                                Total Brady Bonds in Venezuela
                                                (Cost--$2,200,017)                                         2,240,180     8.2

                                                Total Investments in Brady Bonds
                                                (Cost--$9,618,146)                                        10,248,217    37.3


                                   Shares Held                  Rights

Venezuela     Sovereign                  3,875  Venezuela Oil Obligation                                           0     0.0
              Government
              Obligations
                                                Total Investments in Rights
                                                (Cost--$0)                                                         0     0.0


              Total Investments (Cost--$25,967,592)                                                       26,579,558    96.7

              Other Assets Less Liabilities                                                                  906,823     3.3
                                                                                                        ------------   ------
              Net Assets                                                                                $ 27,486,381   100.0%
                                                                                                        ============   ======


  *Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)Floating rate note.


   See Notes to Financial Statements.



Merrill Lynch Americas Income Fund, Inc., June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$25,967,592)                                    $ 26,579,558
                    Receivables:
                      Securities sold                                                      $  2,019,910
                      Interest                                                                  602,120
                      Capital shares sold                                                           261        2,622,291
                                                                                           ------------
                    Prepaid registration fees                                                                     45,803
                                                                                                            ------------
                    Total assets                                                                              29,247,652
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,081,850
                      Custodian bank                                                            262,846
                      Capital shares redeemed                                                   218,624
                      Dividends to shareholders                                                  66,390
                      Distributor                                                                15,047
                      Investment adviser                                                         12,678        1,657,435
                                                                                           ------------
                    Accrued expenses                                                                             103,836
                                                                                                            ------------
                    Total liabilities                                                                          1,761,271
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 27,486,381
                                                                                                            ============

Net Assets          Class A Common Stock, $.10 par value, 100,000,000 shares authorized                     $     25,747
Consist of:         Class B Common Stock, $.10 par value, 100,000,000 shares authorized                          326,534
                    Class C Common Stock, $.10 par value, 100,000,000 shares authorized                           15,795
                    Class D Common Stock, $.10 par value, 100,000,000 shares authorized                           75,597
                    Paid-in capital in excess of par                                                          61,374,320
                    Accumulated capital losses on investments--net                                           (32,067,136)
                    Accumulated distributions in excess of capital gains on
                    investments--net                                                                          (2,876,442)
                    Unrealized appreciation on investments--net                                                  611,966
                                                                                                            ------------
                    Net assets                                                                              $ 27,486,381
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,598,865 and 257,474
Value:                       shares outstanding                                                             $       6.21
                                                                                                            ============
                    Class B--Based on net assets of $20,228,938 and 3,265,343
                             shares outstanding                                                             $       6.20
                                                                                                            ============
                    Class C--Based on net assets of $978,416 and 157,952
                             shares outstanding                                                             $       6.19
                                                                                                            ============
                    Class D--Based on net assets of $4,680,162 and 755,973
                             shares outstanding                                                             $       6.19
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2000
Investment          Interest and discount earned                                                            $  1,555,311
Income:                                                                                                     ------------

Expenses:           Investment advisory fees                                               $     88,272
                    Account maintenance and distribution fees--Class B                           82,328
                    Accounting services                                                          51,531
                    Professional fees                                                            40,816
                    Registration fees                                                            30,455
                    Printing and shareholder reports                                             24,729
                    Transfer agent fees--Class B                                                 20,768
                    Directors' fees and expenses                                                 13,005
                    Custodian fees                                                                9,339
                    Account maintenance fees--Class D                                             6,016
                    Account maintenance and distribution fees--Class C                            4,093
                    Transfer agent fees--Class D                                                  3,802
                    Transfer agent fees--Class A                                                  1,291
                    Transfer agent fees--Class C                                                  1,004
                    Pricing fees                                                                    400
                    Other                                                                         2,293
                                                                                           ------------
                    Total expenses                                                                               380,142
                                                                                                            ------------
                    Investment income--net                                                                     1,175,169
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,867,534
Unrealized          Change in unrealized appreciation on investments--net                                     (2,119,073)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $    923,630
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., June 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                         2000             1999
Operations:         Investment income--net                                                 $  1,175,169     $  2,841,440
                    Realized gain (loss) on investments--net                                  1,867,534       (1,021,167)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (2,119,073)       5,160,451
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        923,630        6,980,724
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                   (70,669)        (154,183)
                      Class B                                                                  (862,549)      (2,147,225)
                      Class C                                                                   (39,934)        (100,010)
                      Class D                                                                  (202,017)        (440,022)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (1,175,169)      (2,841,440)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                             (4,356,783)     (15,452,808)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                             (4,608,322)     (11,313,524)
                    Beginning of period                                                      32,094,703       43,408,227
                                                                                           ------------     ------------
                    End of period                                                          $ 27,486,381     $ 32,094,703
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,     For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997     1996++
Per Share           Net asset value, beginning of period              $   6.26   $   5.54  $   9.60  $  11.36   $   9.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .51       .76       .72        .97
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)       .72     (4.06)     (.54)      2.14
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .22       1.23     (3.30)      .18       3.11
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.51)     (.71)     (.72)     (1.00)
                      In excess of investment income--net                   --         --        --        --       (.13)
                      Return of capital--net                                --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.93)      (.32)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.29)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.27)      (.51)     (.76)    (1.94)     (1.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   6.21   $   6.26  $   5.54  $   9.60   $  11.36
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.53%+++  23.12%   (36.18%)    1.74%     33.64%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.93%*     1.85%     1.70%     1.38%      1.05%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.93%*     1.85%     2.66%     1.48%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               8.63%*     8.72%     9.59%     6.31%      8.97%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,599   $  1,734  $  1,988  $  4,842   $ 28,136
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  73.60%    164.23%   618.06%   942.74%    420.35%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --        --   $ 22,350
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the period
                    (in thousands)                                          --         --  $ 14,306  $  3,185   $  8,277
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --         --  $   1.56  $    .20   $    .48
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., June 30, 2000


FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998      1997     1996++
Per Share           Net asset value, beginning of period              $   6.25   $   5.53  $   9.57  $  11.31   $   9.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .46       .70       .63        .88
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)       .72     (4.04)     (.52)      2.15
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .19       1.18     (3.34)      .11       3.03
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.46)     (.65)     (.63)      (.93)
                      In excess of investment income--net                   --         --        --        --       (.12)
                      Return of capital--net                                --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.93)      (.32)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.29)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.46)     (.70)    (1.85)     (1.37)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   6.20   $   6.25  $   5.53  $   9.57   $  11.31
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.13%+++  22.20%   (36.60%)    1.12%     32.75%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.70%*     2.63%     2.21%     2.16%      1.83%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.70%*     2.63%     3.47%     2.26%      2.10%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.84%*     7.86%     8.93%     5.76%      8.36%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 20,229   $ 24,193  $ 33,374  $ 78,733   $160,204
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  73.60%    164.23%   618.06%   942.74%    420.35%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)               --         --        --        --   $ 22,350
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase agreements
                    outstanding during the period (in thousands)            --         --  $ 14,306  $  3,185   $  8,277
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period                  --         --  $   1.56  $    .20   $    .48
                                                                      ========   ========  ========  ========   ========


                                                                                            Class C

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997      1996++
Per Share           Net asset value, beginning of period              $   6.24   $   5.53  $   9.57  $  11.31   $   9.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .24        .46       .69       .63        .87
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)       .71     (4.04)     (.52)      2.15
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .19       1.17     (3.35)      .11       3.02
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.24)      (.46)     (.64)     (.63)      (.92)
                      In excess of investment income--net                   --         --        --        --       (.12)
                      Return of capital--net                                --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.93)      (.32)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.29)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.46)     (.69)    (1.85)     (1.36)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   6.19   $   6.24  $   5.53  $   9.57   $  11.31
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.10%+++  21.94%   (36.64%)    1.06%     32.66%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.76%*     2.68%     2.25%     2.23%      1.90%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.76%*     2.68%     3.52%     2.33%      2.17%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               7.78%*     7.79%     8.85%     5.64%      8.17%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    978   $  1,108  $  1,730  $  4,222   $ 11,436
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  73.60%    164.23%   618.06%   942.74%    420.35%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period
                    (in thousands)                                          --         --        --        --  $  22,350
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --         --  $ 14,306  $  3,185   $  8,277
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the
                    period                                                  --         --  $   1.56  $    .20   $    .48
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Americas Income Fund, Inc., June 30, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                      June 30,      For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997      1996++
Per Share           Net asset value, beginning of period              $   6.24   $   5.52  $   9.57  $  11.31   $   9.65
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .49       .74       .69        .95
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.05)       .72     (4.05)     (.52)      2.13
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .21       1.21     (3.31)      .17       3.08
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.49)     (.69)     (.69)      (.97)
                      In excess of investment income--net                   --         --        --        --       (.13)
                      Return of capital--net                                --         --      (.05)       --         --
                      Realized gain on investments--net                     --         --        --      (.93)      (.32)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.29)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.26)      (.49)     (.74)    (1.91)     (1.42)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   6.19   $   6.24  $   5.52  $   9.57   $  11.31
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.40%+++  22.87%   (36.37%)    1.65%     33.44%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 2.18%*     2.09%     1.84%     1.63%      1.31%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.18%*     2.09%     2.88%     1.73%      1.58%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               8.37%*     8.43%     9.51%     6.30%      8.92%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  4,680   $  5,060  $  6,316  $ 12,066   $ 18,402
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  73.60%    164.23%   618.06%   942.74%    420.35%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in
                    thousands)                                              --         --        --        --   $ 22,350
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the
                    period (in thousands)                                   --         --  $ 14,306  $  3,185    $ 8,277
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the
                    period                                                  --         --  $   1.56  $    .20   $    .48
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Americas Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft resulting from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account
                           Maintenance    Distribution
                               Fee            Fee

Class B                        .25%           .50%
Class C                        .25%           .55%
Class D                        .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                          FAMD         MLPF&S

Class D                   $154         $1,092


For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $25,143 and $24 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended June 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $117 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $21,130,127 and $25,460,362, respectively.

Net realized gains for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:


                                   Realized      Unrealized
                                    Gains          Gains

Long-term investments            $  1,867,534   $    611,966
                                 ------------   ------------
Total                            $  1,867,534   $    611,966
                                 ============   ============


As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $611,966, of which $1,284,719 related to appreciated securities and $672,753 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $25,967,592.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $4,356,783 and $15,452,808 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            72,435   $    456,328
Shares issued to shareholders
in reinvestment of dividends            3,551         22,089
                                  -----------   ------------
Total issued                           75,986        478,417
Shares redeemed                       (95,508)      (604,898)
                                  -----------   ------------
Net decrease                          (19,522)  $   (126,481)
                                  ===========   ============


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           305,804   $  1,763,062
Shares issued to shareholders
in reinvestment of dividends            9,817         57,367
                                  -----------   ------------
Total issued                          315,621      1,820,429
Shares redeemed                      (397,546)    (2,259,561)
                                  -----------   ------------
Net decrease                          (81,925)  $   (439,132)
                                  ===========   ============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            92,596   $    577,291
Shares issued to shareholders
in reinvestment of dividends           55,012        341,743
                                  -----------   ------------
Total issued                          147,608        919,034
Automatic conversion of shares         (4,302)       (26,626)
Shares redeemed                      (751,838)    (4,661,072)
                                  -----------   ------------
Net decrease                         (608,532)  $ (3,768,664)
                                  ===========   ============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           373,504   $  2,128,323
Shares issued to shareholders
in reinvestment of dividends          156,191        910,646
                                  -----------   ------------
Total issued                          529,695      3,038,969
Automatic conversion of shares        (18,360)      (108,152)
Shares redeemed                    (2,676,890)   (15,299,662)
                                  -----------   ------------
Net decrease                       (2,165,555)  $(12,368,845)
                                  ===========   ============


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            15,849   $     99,378
Shares issued to shareholders
in reinvestment of dividends            1,982         12,299
                                  -----------   ------------
Total issued                           17,831        111,677
Shares redeemed                       (37,248)      (233,036)
                                  -----------   ------------
Net decrease                          (19,417)  $   (121,359)
                                  ===========   ============


Merrill Lynch Americas Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            21,499   $    128,261
Shares issued to shareholders
in reinvestment of dividends            5,862         34,056
                                  -----------   ------------
Total issued                           27,361        162,317
Shares redeemed                      (163,041)      (927,276)
                                  -----------   ------------
Net decrease                         (135,680)  $   (764,959)
                                  ===========   ============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                            13,936   $     87,629
Automatic conversion of shares          4,303         26,626
Shares issued to shareholders
in reinvestment of dividends           11,110         68,981
                                  -----------   ------------
Total issued                           29,349        183,236
Shares redeemed                       (84,075)      (523,515)
                                  -----------   ------------
Net decrease                          (54,726)  $   (340,279)
                                  ===========   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            63,666   $    373,262
Automatic conversion of shares         18,373        108,152
Shares issued to shareholders
in reinvestment of dividends           29,171        170,232
                                  -----------   ------------
Total issued                          111,210        651,646
Shares redeemed                      (444,234)    (2,531,518)
                                  -----------   ------------
Net decrease                         (333,024)  $ (1,879,872)
                                  ===========   ============


5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.

6. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $36,637,000, of which $11,724,000 expires in 2006 and $24,913,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan:
On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund would acquire substantially all of the assets and liabilities of Worldwide DollarVest Fund, Inc. in exchange for newly issued shares of the Fund. Both entities have a similar investment objective. Worldwide Dollar Vest Fund, Inc. is a registered, non-diversified, closed-end management investment company and is managed by Fund Asset Management, L.P., which is an affiliate of MLIM.

Subject to shareholder approval, the Fund will change its name to Merrill Lynch Emerging Market Debt Fund, Inc.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Barbara G. Fraser, Secretary of Merrill Lynch Americas Income Fund, Inc., has recently retired. The Fund's Board of Directors wishes Ms. Fraser well in her retirement.